Exhibit 99.1

4th Quarter and Full Year 2012 Earnings Report March 12, 2013 0

Forward Looking Statements 1 This presentation should be reviewed in conjunction with CVR Refining, LP’s Fourth Quarter earnings conference call held on March 12, 2013. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited those set forth under “Risk Factors” in CVR Refining, LP’s Prospectus and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual Quarterly and Full Year Consolidated Results Note: Adjusted EBITDA for the fourth quarter and full year 2012 excludes turnaround expense of $89.1mm and $123.7mm, respectively and $54.1mm and $66.4mm for fourth quarter and full year 2011, respectively Non-GAAP reconciliation on slide 22 Non-GAAP reconciliation on slide 22 2 EBITDA(1) Adjusted EBITDA(2)

Crude Differentials Source: ProphetX (1) As of 3/6/2013 Fourth Quarter Q4 Average Q4 High Current(1) WTI vs. WCS $ (26.29) $ (40.26) $ (22.73) WTI vs. Brent $ 22.09 $ 24.54 $ 20.58 WTI vs. WTS $ (9.37) $ (22.00) $ (1.35) WTI vs. LSB $ (8.04) $ (16.82) $ (4.98) 3

Market Environment - Petroleum (1) As of 3/6/2013 2010 2011 2012 Current Average Differential $ 0.77 $ 15.89 $ 17.35 $ 20.58 4 NYMEX 2-1-1 Crack & Brent – WTI Differential(1) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Mar-11 Jun-11 Oct-11 Feb-12 Apr-12 Jul-12 Sept-12 Dec-12 Mar-12 NYMEX 2-1-1 Crack Brent-WTI Differential

Crack Spread vs. Historical Norm Note: The trendline does not include 2011 5 NYMEX 2-1-1 Crack vs. NYMEX CL Yearly Averages 1997 to 2011 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $0 $20 $40 $60 $80 $100 $120 NYMEX 211 Crack, $/Bbl NYMEX CL, $/Bbl Yrly Avgs Yrly Avgs Trendline Q4 2012 Last Month Current

Hedging Position(1) (1) As of December 31, 2012 (2) Weighted-average price of all positions for period indicated Commodity Swaps Barrels Fixed Price(2) First Quarter 2013 6,600,000 25.02 Second Quarter 2013 5,850,000 27.25 Third Quarter 2013 5,625,000 25.89 Fourth Quarter 2013 4,875,000 26.98 First Quarter 2014 150,000 32.95 Second Quarter 2014 75,000 32.00 Third Quarter 2014 75,000 32.00 Fourth Quarter 2014 75,000 32.00 Total 23,325,000 26.32 6

Financial

Consolidated Results Note: Adjusted EBITDA for the fourth quarter and full year 2012 excludes turnaround expense of $89.1mm and $123.7mm, respectively and $54.1mm and $66.4mm for fourth quarter and full year 2011, respectively Non-GAAP reconciliation on slide 22 Non-GAAP reconciliation on slide 22 Fourth Quarter Full Year (In millions, except for EPS/Distributions) Q4 2012 Q4 2011 Percent 2012 2011 Percent EBITDA(1) $ 102.1 $ 110.3 -7% $ 779.1 $ 603.1 29% Adjusted EBITDA(2) $ 196.2 $ 44.3 343% $ 1,176.2 $ 577.3 104% 8

Quarterly Coffeyville Refinery Petroleum Segment (In millions except for barrels sold data) Q4 2012 Q4 2011 Net Sales $ 1,548.6 $ 871.8 Gross Profit (1) $ 238.4 $ 9.4 Crude Oil Throughput (barrels per day) 124,570 81,474 Barrels Sold (barrels per day) 140,943 78,180 Refining margin (per crude oil throughput barrel) (2)(3) $ 28.08 $ 12.19 Direct Operating Expenses including Turnaround Expenses (per Barrel of Crude Throughput) $ 4.75 $ 13.28 Dir. Op. Ex. (per Barrel of Crude Throughput) Less: Turnaround Cost (1) $ 4.75 $ 6.07 Calculation on slide 17 Adjusted for FIFO impact Definition on slide 16 9 Gross Profit Bridge $9.4 $238.4 $46.6 $8.9 $156.9 $73.5 $54.1 $0 $50 $100 $150 $200 $250 Q4 2011 Gross Profit Refining Margin Other (D&A, FIFO) Volume Direct Oper. Cost Turn- around Q4 2012 Gross Profit $ in millions

Annual Coffeyville Refinery Petroleum Segment Calculation on slide 18 Adjusted for FIFO impact Definition on slide 16 10 Gross Profit Bridge (In millions except for barrels sold data) 2012 2011 Net Sales $ 5,632.9 $ 4,643.9 Gross Profit (1) $ 846.5 $ 510.9 Crude Oil Throughput (barrels per day) 114,789 100,618 Barrels Sold (barrels per day) 127,122 103,430 Refining margin (per crude oil throughput barrel) (2)(3) $ 27.72 $ 21.66 Direct Operating Expenses including Turnaround Expenses (per Barrel of Crude Throughput) $ 5.01 $ 6.63 Dir. Op. Ex. (per Barrel of Crude Throughput) Less: Turnaround Cost (1) $ 4.50 $ 4.82 $510.9 $846.5 $64.0 $12.0 $184.2 $182.2 $45.2 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2011 Gross Profit Refining Margin Other (D&A, FIFO) Volume Direct Oper. Cost Turn- around 2012 Gross Profit $ in millions

Wynnewood Refinery Petroleum Segment (In millions except for barrels sold data) Q4 2012 FY 2012 Net Sales $ 266.5 $ 2,647.1 Gross Profit(1) $ (97.9) $ 235.5 Crude Oil Throughput (barrels per day) 23,245 54,567 Barrels Sold (barrels per day) 25,974 60,496 Refining margin (per crude oil throughput barrel) (2) (3) $ 14.67 $ 25.35 Direct Operating Expenses including Turnaround Expenses (per Barrel of Crude Throughput) $ 55.76 $ 10.83 Dir. Op. Ex. (per Barrel of Crude Throughput) Less: Turnaround Cost (1) $ 14.08 $ 5.69 Calculation on slide 19 Adjusted for FIFO impact Definition on slide 16 11

Debt Metrics Note: Refer to slide 20 for metrics used in calculations Financial Metrics 2009 2010 2011 2012 Debt to Capital 50% 53% 42% 44% Debt to Adj. EBITDA 3.3 3.1 1.3 0.7 12 Net Debt (Cash) ($ in millions)

Appendix

Non-GAAP Financials Measures 14 To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Non-GAAP Financials Measures EBITDA and Adjusted EBITDA. EBITDA represents net income before income tax expense, interest expense and other financing costs and depreciation and amortization. Management believes that EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in review of our overall financial, operational and economic performance. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, unrealized (gain) loss on derivatives, net, loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. Management believes that adjusted EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in the reviewing of our overall financial, operational and economic performance. 15 First-in, first-out (FIFO) impact: The Company’s basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Non-GAAP Financials Measures 16 Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Coffeyville Refinery – Q4 Calculation of Gross Profit Quarter 12/31/2012 12/31/2011 Net sales $ 1,548.6 $ 871.8 Cost of product sold 1,238.3 745.8 Refining margin 310.3 126.0 Direct operating expenses 54.4 45.5 Major scheduled turnaround expense - 54.1 Depreciation and amortization 17.5 17.0 Gross profit $ 238.4 $ 9.4 17 Operating Expenses per barrel of crude throughput excluding major scheduled turnaround expense Quarter 12/31/2012 12/31/2011 Direct operating expenses and major scheduled turnaround expense $ 54.4 $ 99.6 Less: major scheduled turnaround expense - 54.1 Direct Operating Expenses less major scheduled turnaround expenses $ 54.4 $ 45.5 Direct Operating Expenses less major scheduled turnaround expense per barrel of crude throughput $ 4.75 $ 6.07

Coffeyville Refinery – Full Year Calculation of Gross Profit Full Year 12/31/2012 12/31/2011 Net sales $ 5,632.9 $ 4,643.9 Cost of product sold 4,506.5 3,823.5 Refining margin 1,126.4 820.4 Direct operating expenses 189.1 177.1 Major scheduled turnaround expense 21.2 66.4 Depreciation and amortization 69.6 66.0 Gross profit $ 846.5 $ 510.9 18 Operating Expenses per barrel of crude throughput excluding major scheduled turnaround expense Full Year 12/31/2012 12/31/2011 Direct operating expenses and major scheduled turnaround expense $ 210.3 $ 243.5 Less: major scheduled turnaround expense 21.2 66.4 Direct Operating Expenses less major scheduled turnaround expense $ 189.1 $ 177.1 Direct Operating Expenses less major scheduled turnaround expense per barrel of crude throughput $ 4.50 $ 4.82

Wynnewood Refinery – Q4 and Full Year Calculation of Gross Profit Quarter Full Year 12/31/2012 12/31/2012 Net sales $ 266.5 $ 2,647.1 Cost of product sold 236.4 2,160.9 Refining margin 30.1 486.2 Direct operating expenses 30.1 113.7 Major scheduled turnaround expense 89.1 102.5 Depreciation and amortization 8.8 34.5 Gross profit $ (97.9) $ 235.5 19 Operating Expenses per barrel of crude throughput excluding major scheduled turnaround expense Quarter Full Year 12/31/2012 12/31/2012 Direct operating expenses and major scheduled turnaround expense $ 119.2 $ 216.2 Less: major scheduled turnaround expense 89.1 102.5 Direct Operating Expenses less major scheduled turnaround expense $ 30.1 $ 113.7 Direct Operating Expenses less major scheduled turnaround expense per barrel of crude throughput $ 14.08 $ 5.69

Capital Structure* Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution Adjusted for FIFO, turnaround expense, SBC, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams acquisition and integration costs, and bridge loan expenses Non-GAAP reconciliation on slide 21 Financials ($ in millions) Full Year 2009 2010 2011 2012 Cash $ 2.7 $ 2.3 $ 2.7 $ 153.1 Total Debt, including current portion 479.5 469.0 729.9 773.2 Net Debt 476.8 466.7 727.2 620.1 CVR Stockholder’s Equity 485.4 418.8 1,018.6 980.8 Adjusted EBITDA(1)(2) $ 147.3 $ 152.6 $ 577.3 $ 1,176.2 20

Consolidated Non-GAAP Financial Measures Financials ($ in millions) Full Year 2009 2010 2011 2012 Net Income $ 64.6 $ 38.2 $ 480.3 $ 595.3 Interest expense and other financing cost $ 43.8 $ 49.7 $ 53.0 $ 76.2 Depreciation and amortization $ 64.4 $ 66.4 $ 69.8 $ 107.6 EBITDA $ 172.8 $ 154.3 $ 603.1 $ 779.1 FIFO impact (favorable) unfavorable $ (67.9) $ (31.7) $ (25.6) $ 58.4 Share-based compensation $ 2.5 $ 11.5 $ 8.9 $ 18.5 Loss on disposition of assets $ - $ 1.3 $ 2.5 $ - Loss on extinguishment of debt $ 2.1 $ 16.6 $ 2.1 $ 37.5 Wynnewood acquisition transaction fees and integration expenses $ - $ - $ 5.2 $ 11.0 Major scheduled turnaround $ - $ 1.2 $ 66.4 $ 123.7 Unrealized (gain)/loss on all derivatives $ 37.8 $ (0.6) $ (85.3) $ 148.0 Adjusted EBITDA $ 147.3 $ 152.6 $ 577.3 $ 1,176.2 21

Consolidated Non-GAAP Financial Measures Financials ($ in millions) Fourth Quarter Full Year 12/31/2012 12/31/2011 12/31/2012 12/31/2011 Net Income $ 54.6 $ 77.5 $ 595.3 $ 480.3 Interest expense and other financing cost $ 20.2 $ 13.8 $ 76.2 $ 53.0 Depreciation and amortization $ 27.3 $ 19.0 $ 107.6 $ 69.8 EBITDA $ 102.1 $ 110.3 $ 779.1 $ 603.1 FIFO impact (favorable) unfavorable $ 12.9 $ (35.1) $ 58.4 $ (25.6) Share-based compensation $ 2.8 $ 0.9 $ 18.5 $ 8.9 Loss on disposition of assets $ - $ 1.0 $ - $ 2.5 Loss on extinguishment of debt $ 37.5 $ - $ 37.5 $ 2.1 Wynnewood acquisition transaction fees and integration expenses $ 0.7 $ 5.2 $ 11.0 $ 5.2 Major scheduled turnaround $ 89.1 $ 54.1 $ 123.7 $ 66.4 Unrealized (gain)/loss on all derivatives $ (48.9) $ (92.1) $ 148.0 $ (85.3) Adjusted EBITDA $ 196.2 $ 44.3 $ 1,176.2 $ 577.3 22